UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

VERU INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VERU INC.
2916 N. Miami Avenue
Suite 1000
Miami, Florida 33127
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 25, 2025
To the Shareholders of Veru Inc.:
Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Veru Inc. (the “Company”) will be held at 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127, on July 25, 2025 at 9:00 a.m., local time, for the following purposes:
1.
To consider and act upon a proposal (the “Reverse Stock Split Proposal”) to approve an amendment to our existing Amended and Restated Articles of Incorporation (as amended, our “Current Charter”) to effect a reverse stock split of our common stock at a ratio to be determined by our Board of Directors within a range of 1-for-2 through 1-for-20.

2.
To consider and vote upon a proposal (the “Adjournment Proposal”) to approve the adjournment of the Special Meeting if necessary or appropriate in the view of our Board of Directors, including to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal. We refer to the Reverse Stock Split Proposal and the Adjournment Proposal collectively as the “Proposals.”

The Company's Board of Directors recommends that the shareholders vote “FOR” the Reverse Stock Split Proposal and “FOR” the Adjournment Proposal.
Only shareholders of record of our common stock, par value $0.01 per share (the “Common Stock”), at the close of business on May 28, 2025, the record date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof.
YOUR VOTE IS VERY IMPORTANT. YOU MAY VOTE BY MAIL, THROUGH THE INTERNET, BY TELEPHONE OR BY ATTENDING THE SPECIAL MEETING AND VOTING BY BALLOT, ALL AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER. IF YOU FAIL TO VOTE ON THE REVERSE STOCK SPLIT PROPOSAL, THE EFFECT WILL BE THE SAME AS A VOTE AGAINST THE APPROVAL OF SUCH PROPOSAL.
The accompanying proxy statement provides a detailed description of the Proposals. We urge you to read the accompanying proxy statement, including the appendix, carefully and in their entirety. If you have any questions concerning the Proposals or the accompanying proxy statement of which this notice forms a part, would like additional copies of the accompanying proxy statement or need help voting your shares of Common Stock, please contact Secretary, Veru Inc., 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127, telephone number (305) 509-6987.
We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our shareholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) instead of a paper copy of this Proxy Statement. The Internet Availability Notice contains instructions on how to access those documents over the Internet. All shareholders who do not receive an Internet Availability Notice will receive a paper copy of the proxy materials by mail.

The Internet Availability Notice also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement and a form of proxy or voting instruction card. The proxy materials sent to you will include a proxy card that will provide you with instructions to cast your vote on the Internet and a telephone number you may call to cast your vote, or you may complete, sign and return the proxy card by mail.

By Order of the Board of Directors,

Michael J. Purvis Secretary
Miami, Florida June 10, 2025

You are cordially invited to attend the Special Meeting in person. Whether or not you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible to ensure your representation at the Special Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.
Shareholders of record at the close of business on May 28, 2025 are entitled to vote at the Special Meeting. Your vote is important to ensure that a majority of our common stock is represented. Whether or not you plan to attend the Special Meeting in person, please vote your shares by phone, via the Internet or, if you received paper copies of these proxy materials, by completing, signing, dating and returning the enclosed proxy card at your earliest convenience. Your vote is being solicited by the Board of Directors of the Company. If you later find that you may be present at the meeting or for any other reason desire to revoke your proxy, you may do so at any time before it is voted. Shareholders holding shares in brokerage accounts (“street name” holders) who wish to vote at the Special Meeting will need to obtain a proxy form and voting instructions from the institution that holds their shares.
Shareholders of record may also vote by the Internet or telephone. Voting by the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on July 24, 2025.
Or, if you received a paper copy of the proxy materials, you can return the enclosed proxy card in the envelope provided.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be Held on July 25, 2025:
This Proxy Statement is Available at: www.proxyvote.com

i

PROXY STATEMENT
FOR SPECIAL MEETING OF SHAREHOLDERS
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “ Board ”) of Veru Inc. (the “ Company ”) to be voted at the Special Meeting of Shareholders (the “ Special Meeting ”) to be held at 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127, 9:00 a.m., local time, on July 25, 2025, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting. A copy of this Proxy Statement and accompanying proxy card are being distributed, furnished or otherwise made available beginning on or about June 10, 2025. Additionally, we are mailing the Notice of Internet Availability of Proxy Materials (the “ Internet Availability Notice ”) on or about June 10, 2025.
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
The following are some questions that you, as a shareholder of the Company, may have regarding the Special Meeting, together with brief answers to those questions. We urge you to read carefully the remainder of this proxy statement, including the appendix and other documents referred to in this proxy statement, because the information in this section may not provide all of the information that might be important to you with respect to the Special Meeting.
Q:	Why am I receiving these materials?
A:
The Company is sending these materials to its shareholders to help them decide how to vote their shares of Common Stock with respect to the Proposals to be considered at the Special Meeting of the Company's shareholders to be held on July 25, 2025, and you should read them carefully.

Q:	Why does the Board recommend approval of the Reverse Stock Split Proposal?
A:
The Board is seeking authority to effect the Reverse Stock Split with the primary intent of increasing the price per share of our Common Stock to enable the Company to comply with The Nasdaq Stock Market LLC (“Nasdaq”) continued listing requirements, as set forth in Nasdaq Listing Rule 5550(a)(2). Our Board believes that, in addition to increasing the price per share of our Common Stock to meet the price criteria for continued listing on the Nasdaq Capital Market, the Reverse Stock Split would also make our Common Stock more attractive to a broader range of institutional and other investors. See “Proposal No. 1 Approval of Reverse Stock Split – Reasons for the Reverse Stock Split” for more information.

Q:	What vote is required to approve each Proposal?
A:	The following votes are required to approve the Proposals:
•	Approval of the Reverse Stock Split Proposal requires the affirmative vote of at least two-thirds of the total outstanding shares of Common Stock.
•	Approval of the Adjournment Proposal requires that the votes cast in favor of the proposal exceed the votes cast against the proposal.
If you do not vote your shares as instructed in the enclosed proxy card, the effect will be a vote against the Reverse Stock Split Proposal.
Q:	Will any other business be presented for action by shareholders at the Special Meeting?
A:
Management knows of no business that will be presented at the Special Meeting other than the Proposals. If any other matter properly comes before the Special Meeting, the persons named as proxies in the proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.

Q:	How does the Board recommend that the Company's shareholders vote with respect to the Proposals?
A:	The Board recommends that the Company's shareholders vote “FOR” the Reverse Stock Split Proposal and “FOR” the Adjournment Proposal.
Q:	When and where will the Special Meeting take place?
A:	The Special Meeting will be held on July 25, 2025 at 9:00 a.m., local time, at 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127.

Q:	Who can attend and vote at the Special Meeting?
A:
The Company's shareholders of record as of the close of business on May 28, 2025, the record date for the Special Meeting, are entitled to receive notice of, attend, and vote at the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

Q:	What do I need to do now and how do I vote?
A:	The Company urges you to read this proxy statement carefully, including the appendix, and to consider how the Proposals described in this proxy statement may affect you and the Company as a whole.
To vote, you may provide your proxy instructions in three different ways. First, you can mail your signed proxy card in the enclosed return envelope. Alternatively, you can provide your proxy instructions by calling the toll-free call center set up for this purpose indicated on the enclosed proxy card and following the instructions provided. Please have your proxy card available when you call. Finally, you can provide your proxy instructions over the Internet by accessing the website indicated on the enclosed proxy card and following the instructions provided. Please have your proxy card available when you access the web page. Please provide your proxy instructions only once and as soon as possible so that your shares can be voted at the Special Meeting.
Q:	What happens if I do not return a proxy card or otherwise provide proxy instructions or if I elect to abstain from voting?
A:
If you do not submit a proxy card, provide proxy instructions by telephone or over the Internet or vote at the Special Meeting, your shares will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Special Meeting, and your actions will have the same effect as a vote “AGAINST” the Reverse Stock Split Proposal.

If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting and all of your shares will be voted “FOR” the Proposals. However, if you submit a proxy card or provide proxy instructions by telephone or over the Internet and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting and your abstention will have the same effect as a vote “AGAINST” the Reverse Stock Split Proposal.
Q:	If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?
A:
If your shares are held in “street name” in a stock brokerage account or by another nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to the Company or by voting in person at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your broker or other nominee.

If you do not give instructions to your broker or other nominee, your broker or other nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe each of the Reverse Stock Split Proposal and the Adjournment Proposal is a discretionary matter. Therefore, if you do not instruct your broker or other nominee on how to vote your shares then your broker or other nominee may vote your shares on the Reverse Stock Split Proposal and the Adjournment Proposal.
Q:	May I vote in person?
A:
If you hold shares of Common Stock that are registered directly in your name with the Company's transfer agent, you are considered, with respect to those shares, the “shareholder of record,” and the proxy materials and proxy card are being sent directly to you. If you are the shareholder of record, you may attend the Special Meeting and vote your shares in person, rather than signing and returning your proxy card or otherwise providing proxy instructions by telephone or over the Internet.

If your shares of Common Stock are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Special

Meeting. However, since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker or other nominee that holds your shares giving you the right to vote the shares in person at the Special Meeting.
Q:	May I revoke or change my vote after I have provided proxy instructions?
A:
Yes. You may revoke or change your vote at any time before your proxy is voted at the Special Meeting. You can do this in one of three ways. First, you can send a written notice to the Company stating that you would like to revoke your proxy. Second, you can submit new proxy instructions either on a new proxy card, by telephone or over the Internet, as and if applicable. Third, you can attend the Special Meeting and vote in person as described above. Your attendance at the Special Meeting will not, by itself, revoke your proxy. If you have instructed a broker or other nominee to vote your shares, you must follow directions received from your broker or other nominee to change those instructions.

Q:	What constitutes a quorum?
A:
Shareholders who hold a majority of the shares of Common Stock outstanding as of the close of business on the record date for the Special Meeting must be present either in person or by proxy to constitute a quorum to conduct business at the Special Meeting.

Q:	What happens if the Company is unable to obtain a quorum?
A:
If a quorum is not present to transact business at the Special Meeting or if we do not receive sufficient votes in favor of the Reverse Stock Split Proposal by the date of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit solicitation of proxies if more votes are cast in favor of the Adjournment Proposal than against that proposal.

Q:	Who is paying for this proxy solicitation?
A:
The Company will pay for the cost and expense of preparing, filing, assembling, printing and mailing this proxy statement, and any amendments thereto, the proxy card and any additional information furnished to the Company's shareholders. The Company may also reimburse brokers, custodians, nominees and fiduciaries for their costs of soliciting and obtaining proxies from beneficial owners, including reimbursing brokers, custodians, nominees and fiduciaries for their costs of forwarding this proxy statement and other solicitation materials to beneficial owners. In addition, proxies may be solicited without extra compensation by directors, officers and employees of the Company by mail, telephone, email or other methods of communication.

Q:	Where can I find the voting results of the Special Meeting?
A:
The Company intends to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Special Meeting. All reports the Company files with the SEC are publicly available when filed.

Q:	Whom should I contact if I have any questions about the Proposals or the Special Meeting?
A:	Shareholders may contact Secretary, Veru Inc., 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127, telephone number (305) 509-6987.
Q:	What happens if I sell my shares after the record date but before the Special Meeting?
A:	If you transfer any of your shares of Common Stock after the record date but before the date of the Special Meeting, you will retain your right to vote at the Special Meeting.
Q:	What do I do if I receive more than one proxy statement or set of voting instructions?
A:
If you hold shares directly as a record holder and also in “street name” or otherwise through a nominee, you may receive more than one proxy statement and/or set of voting instructions relating to the Special Meeting. These should each be voted and/or returned separately to ensure that all of your shares are voted.

THE SPECIAL MEETING
General
The Company is furnishing this proxy statement to its shareholders in connection with the solicitation of proxies by the Board for use at the Special Meeting of the Company's shareholders with respect to the Reverse Stock Split Proposal and the Adjournment Proposal.
Date, Time and Place
The Special Meeting will be held on July 25, 2025 at 9:00 a.m., local time, at 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127.
Purpose of the Special Meeting
At the Special Meeting, and any adjournments or postponements thereof, the Company's shareholders will be asked to:
•	approve the Reverse Stock Split Proposal; and
•	approve the Adjournment Proposal.
THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING ARE OF GREAT IMPORTANCE TO THE COMPANY'S SHAREHOLDERS. ACCORDINGLY, SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT.
Recommendation of the Board
The Board, by a unanimous vote, recommends that the shareholders of the Company vote:
•
“FOR” the Reverse Stock Split Proposal, which is a proposal to approve an amendment to our existing Amended and Restated Articles of Incorporation to effect a reverse stock split of our Common Stock at a ratio to be determined by our Board within a range of 1-for-2 through 1-for-20; and

•
“FOR” the Adjournment Proposal, which is a proposal to approve the adjournment of the Special Meeting if necessary or appropriate in the view of the Board, including to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal.

Record Date; Shares Entitled to Vote
The Board has fixed May 28, 2025 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only holders of record of shares of Common Stock at the close of business on the record date are entitled to receive notice of, attend, and vote at the Special Meeting. A shareholder whose shares are held of record by a broker, bank or other nominee as of the record date, should check the voting instruction card forwarded by the shareholder's broker, bank or other nominee in order to obtain directions on how to vote the shareholder's shares, and such a shareholder must obtain a proxy issued in such shareholder's name from that record holder in order to attend and vote at the Special Meeting.
At the close of business on the record date, the Company had outstanding and entitled to vote 146,583,920 shares of Common Stock.
Holders of Common Stock are entitled to vote on all of the Proposals at the Special Meeting. Each share of Common Stock outstanding on the record date entitles the holder thereof to one vote on each matter properly brought before the Special Meeting, exercisable in person or by proxy. For each matter scheduled for a vote at the Special Meeting, you may vote “For” or “Against” or you may “Abstain” from voting.
Quorum
To conduct the business described above at the Special Meeting, the Company must have a quorum present. Shareholders who hold a majority of Common Stock outstanding as of the close of business on the record date for the Special Meeting must be present either in person or by proxy to constitute a quorum to conduct business at the Special Meeting.

Required Vote
The Proposals being submitted for approval by the Company's shareholders at the Special Meeting will be approved or rejected on the basis of certain specific voting thresholds. In particular:
•	the Reverse Stock Split Proposal requires the affirmative vote of at least two-thirds of the total outstanding shares of Common Stock; and
•	the Adjournment Proposal requires that the votes cast in favor of the Proposal exceed the votes cast against the Proposal.
If you do not vote your shares as instructed in the enclosed proxy card, the effect will be a vote against the Reverse Stock Split Proposal.
Counting of Votes; Treatment of Abstentions and Incomplete Proxies; Broker Non-Votes
Shareholder of Record: Shares Registered in Your Name
The transfer agent for the Common Stock is Computershare Investor Services, LLC. If, as of the record date, your shares of Common Stock were registered directly in your name with the transfer agent, then you are a shareholder of record.
If you are a shareholder of record, you may vote in person at the Special Meeting, vote by proxy by telephone, vote by proxy over the Internet, or vote by completing and returning the enclosed proxy card. Whether or not you plan to attend the Special Meeting, the Company urges you to vote by proxy to ensure that your vote is counted. You may still attend the Special Meeting and vote in person even if you have already voted by proxy.
Shareholders at the close of business on May 28, 2025, the record date for the Special Meeting, may vote as follows:
•	in person by coming to the Special Meeting and completing a ballot that you will receive when you arrive;
•	through the Internet by visiting a website established for that purpose at www.proxyvote.com and following the instructions;
•	by telephone by calling the toll-free number 1-800-690-6903 in the United States, Puerto Rico or Canada on a touch-tone phone and following the recorded instructions; or
•	by returning the enclosed proxy card in the provided return envelope (which is postage paid if mailed in the United States).
To vote via telephone or Internet, please have your proxy card in front of you. A phone number and an Internet website address is contained on your proxy card. Upon entering either the phone number or the Internet website address, you will be instructed on how to proceed.
If a shareholder does not submit a proxy card, provide proxy instructions by telephone or over the Internet or vote at the Special Meeting, such shareholder's shares will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Special Meeting, and will have the same effect as a vote “AGAINST” the Reverse Stock Split Proposal.
If a shareholder signs, dates and mails a proxy card without indicating how such shareholder wishes to vote, such proxy card will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting and all of such shareholder's shares will be voted “FOR” each Proposal. However, if a shareholder submits a proxy card or provides proxy instructions by telephone or over the Internet and affirmatively elects to abstain from voting, such proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting and the abstention will have the same effect as a vote “AGAINST” the Reverse Stock Split Proposal.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If, on the record date, your shares of Common Stock were held in an account at a broker, bank or other nominee, rather than in your name, then you are the beneficial owner of shares of Common Stock held in “street name” and a voting instruction card is being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. Since you are not the shareholder of record, you may not vote your shares of Common Stock in person at the Special Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
Simply follow the voting instructions in the voting instruction card to ensure your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other agent. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
If you do not give instructions to your broker, your broker, bank or other agent can vote your shares of Common Stock with respect to “discretionary” items, but not with respect to “non-discretionary” items. Non-discretionary matters include director elections and other matters like those involving a matter that may substantially affect the rights or privileges of shareholders, such as mergers, acquisitions, share issuances or shareholder proposals. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker, bank or other agent may vote shares held in street name in the absence of your voting instructions.
We believe each of the Reverse Stock Split Proposal and the Adjournment Proposal is a discretionary matter. Therefore, if you do not instruct your broker, bank or other agent on how to vote your shares then your broker, bank or other agent may vote your shares of Common Stock on the Reverse Stock Split Proposal and the Adjournment Proposal.
Counting Votes
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “For,” “Against,” “Abstain” and broker non-votes (if any).
Revoking Your Proxy
If you wish to change your vote with respect to any Proposal, you may do so by revoking your proxy at any time prior to the commencement of voting with respect to that Proposal at the Special Meeting.
If you are the record holder of your shares, you can revoke your proxy by:
•	sending a written notice stating that you would like to revoke your proxy to Michael J. Purvis, Secretary of the Company, at 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127;
•	submitting new proxy instructions with a later date either on a new proxy card, by telephone or over the Internet, as and if applicable; or
•	attending the Special Meeting and voting in person (but note that your attendance alone will not revoke your proxy).
If you are a shareholder of record, revocation of your proxy or voting instructions by written notice must be received by 11:59 p.m., Eastern Time, on July 24, 2025, although you may also revoke your proxy by attending the Special Meeting and voting in person. Simply attending the Special Meeting will not, by itself, revoke your proxy. Your most current proxy card or telephone or Internet proxy is the one that will be counted. If your shares are held in street name by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent to revoke your proxy.
Solicitation of Proxies
The Company will pay for the cost and expense of preparing, filing, assembling, printing and mailing this proxy statement, any amendments thereto, the proxy card and any additional information furnished to the Company's shareholders. The Company may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their costs of soliciting and obtaining proxies from beneficial owners, including reimbursing brokerage houses and other custodians, nominees and fiduciaries for their costs of forwarding this proxy statement and other solicitation materials to beneficial owners. In addition, proxies may be solicited without extra compensation by directors, officers and employees of the Company by mail, telephone, email, fax or other methods of communication.

Delivery of Proxy Materials to Households Where Two or More Shareholders Reside
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost-savings for companies.
In connection with the Special Meeting, a number of brokers with account holders who are the Company's shareholders will be householding the proxy materials. As a result, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the applicable shareholders. Once a shareholder receives notice from its broker that they will be householding communications to such shareholder's address, householding will continue until such shareholder is notified otherwise or until such shareholder revokes its consent. If, at any time, a shareholder no longer wishes to participate in householding and would prefer to receive a separate proxy statement, such shareholder should notify its broker or contact the Company at (305) 509-6987. Shareholders who currently receive multiple copies of this proxy statement at their address and would like to request householding of their communications should contact their broker.
Attending the Special Meeting
All the shareholders as of the record date, or their duly appointed proxies, may attend the Special Meeting. If you are a registered shareholder (that is, if you hold your stock in your own name) and you wish to attend the Special Meeting, please bring your proxy and evidence of your stock ownership, such as your most recent account statement, to the Special Meeting. You should also bring valid picture identification.
If your shares are held in street name in a stock brokerage account or by another nominee and you wish to attend the Special Meeting, you need to bring a copy of a brokerage or bank statement to the Special Meeting reflecting your stock ownership as of the record date. You should also bring valid picture identification.
Dissenters' Rights
Under Wisconsin law, holders of the Common Stock will not be entitled to appraisal, dissenters' or similar rights in connection with any of the Proposals to be considered at the Special Meeting.

Proposal No. 1
APPROVAL OF REVERSE STOCK SPLIT
(Notice Item 1)
We are asking shareholders to approve proposed articles of amendment to our Current Charter (the “Stock Split Amendment”), to effect a reverse stock split (the “Reverse Stock Split”) of the Common Stock, at a ratio to be determined by our Board within a range of 1-for-2 through 1-for-20, with respect to the issued and outstanding shares of Common Stock.
This description of Proposal No. 1 is a summary and is qualified by the full text of the Stock Split Amendment, which is attached to this Proxy Statement as Appendix A and incorporated herein by reference. The text of the Stock Split Amendment is subject to revision to include such changes as may be required by the Department of Financial Institutions of the State of Wisconsin to effect the proposed Reverse Stock Split.
Approval of the Reverse Stock Split Proposal will grant our Board the authority, without further action by the shareholders, to carry out the Reverse Stock Split, with the exact timing and the ratio within the approved range to be determined at the discretion of the Board and set forth in a public announcement as soon as reasonably practicable after shareholder approval at the Special Meeting.
Our Board believes that approval of a proposal granting discretion to the Board, rather than approval of an immediate Reverse Stock Split at a specified ratio, will provide the Board with maximum flexibility to react to current market conditions and other factors it deems appropriate and to therefore achieve the purposes of the Reverse Stock Split, if implemented.
The Reverse Stock Split would not change the number of authorized shares of Common Stock or preferred stock, the par value of Common Stock or preferred stock or the relative voting power of our shareholders. Also, the Reverse Stock Split, if effected, would affect all holders of Common Stock uniformly.
The Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar actions to our Board or our shareholders.
There are certain risks associated with a Reverse Stock Split, and we cannot accurately predict or assure that the Reverse Stock Split will produce or maintain the desired results (for more information on the risks see the section below entitled “Certain Risks Associated with the Reverse Stock Split”). However, our Board believes that the benefits to the Company and our shareholders outweigh the risks and recommends that you vote in favor of granting the Board the authority to effect the Reverse Stock Split.
Reasons for the Reverse Stock Split
Our Board is seeking authority to effect the Reverse Stock Split with the primary intent of increasing the price per share of our Common Stock to enable the Company to comply with The Nasdaq Stock Market LLC (“Nasdaq”) continued listing requirements, as set forth in Nasdaq Listing Rule 5550(a)(2) (hereafter referred to as the “Minimum Price Rule”). Our Common Stock is publicly traded and listed on Nasdaq under the symbol “VERU”. Our Board believes that, in addition to increasing the price per share of our Common Stock to meet the price criteria for continued listing on Nasdaq, the Reverse Stock Split would also make our Common Stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company's and its shareholders' best interests.
If our shareholders approve the Reverse Stock Split Proposal, our Board will be authorized to proceed with the Reverse Stock Split at a ratio within the approved range determined at the discretion of the Board.
On August 29, 2024, the Company received a written notice from Nasdaq that the Company was not in compliance with the continued listing criteria set forth in the Minimum Price Rule, as the average closing price of our Common Stock was less than $1.00 per share over a consecutive 30 trading-day period. The original deficiency letter provided the Company with a period of 180 calendar days from the date of letter, or until February 25, 2025, to regain compliance with the minimum bid price requirement. On February 27, 2025, the Company received a notification (the “Extension Notice”) from Nasdaq informing the Company that Nasdaq had granted the Company an additional 180 calendar days, or until August 25, 2025, to regain compliance with the minimum closing bid price requirement under the Minimum Price Rule for continued listing on Nasdaq. In connection with its request for an extension, the Company stated that it intends to cure its bid price deficiency during such additional 180-day period, by effecting a reverse stock split, if necessary.
If at any time before August 25, 2025, the closing bid price of our Common Stock is at least $1.00 per share for a minimum of ten consecutive business days, Nasdaq will provide written confirmation that the Company has achieved compliance with the Minimum Price Rule and the Board may then decide not to move forward with the Reverse Stock Split. However, if the closing bid price does not exceed such threshold by August 25, 2025, effectuating the Reverse Stock Split may be the only way for the Company to comply with the Minimum Price Rule.
Reducing the number of outstanding shares of Common Stock should, absent other factors, generally increase the per share market price of the Common Stock. Although the intent of the Reverse Stock Split is to increase the price of our Common Stock, there can be no assurance, however, that even if the Reverse Stock Split is effected, that the market price of our Common Stock will be sufficient, over time, for us to regain or maintain compliance with Nasdaq requirements.
In the event we are delisted from Nasdaq, the only established trading market for our Common Stock would be eliminated, and we would be forced to list our shares on the OTC Markets or another quotation medium, depending on our ability to meet the specific listing requirements of those quotation systems. As a result, an investor would likely find it more difficult to trade or obtain accurate price quotations for our shares. Delisting would likely also reduce the visibility, liquidity, and value of our Common Stock, reduce institutional investor interest in our company, may increase the volatility of our Common Stock, and may impair the ability of the Company to raise capital. Delisting could also cause a loss of confidence of potential industry partners, lenders, and employees, which could further harm our business and our future prospects. We believe that effecting the Reverse Stock Split may help us avoid delisting from Nasdaq and any resulting consequences.
In addition, our Board believes that the increase in the market price of our Common Stock that should result from the Reverse Stock Split could encourage investor interest and improve the marketability of our Common Stock to a broader range of investors, and thus enhance our liquidity and enhance our ability to raise capital. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our Common Stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. Our Board believes that the higher share price that may result from the Reverse Stock Split could enable institutional investors and brokerage firms with such policies and practices to invest in our Common Stock.
Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market and economic conditions, and the market perception of our business may adversely affect the market price of our Common Stock, regardless of the Reverse Stock Split. As a result, there can be no assurance that the Reverse Stock Split, if effected, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split we will be able to regain or maintain a closing bid price that meets the requirements of Nasdaq or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market value of our Common Stock after the Reverse Stock Split may be lower than the total market value before the Reverse Stock Split.

Certain Risks Associated with the Reverse Stock Split
Before voting on this Proposal, shareholders should consider the following risks associated with effecting the Reverse Stock Split:
If the Reverse Stock Split does not result in a proportionate increase in the price of our common stock, we may be unable to regain compliance with the Nasdaq listing requirements.
We expect that if approved the Reverse Stock Split will increase the market price of our Common Stock so that we will be able to regain compliance with the Minimum Price Rule. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with certainty, and the results of reverse stock splits by companies under similar circumstances have varied. It is possible that the market price of our Common Stock following the Reverse Stock Split will not increase sufficiently for us to regain compliance with the Minimum Price Rule. Further, the Reverse Stock Split may result in a lesser number of round lot holders (holders of at least 100 shares), which could also cause us to be noncompliant with another Nasdaq rule requiring that we have at least 300 round lot holders. If we are unable meet the Minimum Price Rule or other Nasdaq listing requirements, we may be unable to continue to have our Common Stock listed on Nasdaq, and may be unable to list our Common Stock on an alternative national securities exchange. This could have a material adverse effect on our liquidity and an investment in us, impose additional hardships on investors seeking to sell our common stock, and may impair our ability to raise capital.
Even if the ReverseStock Split results in the requisite increase in the market price of our common stock, there is no assurance that we will be able to continue to comply with the Minimum Price Rule.
Even if the Reverse Stock Split results in the requisite increase in the market price of our Common Stock to be in compliance with the Minimum Price Rule, there can be no assurance that the market price of our Common Stock following the Reverse Stock Split will remain at the level required for continued compliance with such requirement. It is not uncommon for the market capitalization of a company’s common stock to decline in the period following a reverse stock split. If the market price of our Common Stock declines following the implementation of the Reverse Stock Split, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. In any event, other factors unrelated to the number of shares of our Common Stock outstanding, such as negative financial results or negative developments regarding our product development program or clinical trial results, could adversely affect the market price of our Common Stock and jeopardize our ability to meet or continue to comply with the Minimum Price Rule.
The Reverse Stock Split may decrease the liquidity of our common stock.
The liquidity of our Common Stock may be adversely affected by the Reverse Stock Split given the reduced number of shares that will be outstanding following the Reverse Stock Split, especially if the market price of our Common Stock does not sufficiently increase as a result of the Reverse Stock Split. In addition, the Reverse Stock Split may decrease the number of shareholders who own round lots (of at least 100 shares) of our Common Stock, creating the potential for such shareholders to experience an increase in the cost of selling their shares and greater difficulty effecting such sales.
The increased market price of our common stock resulting from the Reverse Stock Split may not attract new investors, including institutional investors, and may not satisfy the investing guidelines of those investors, and consequently, the liquidity of our common stock may not improve.
Although we believe that a higher market price may help generate greater or broader investor interest in our Common Stock, there can be no assurance that the Reverse Stock Split will result in a per-share price increase sufficient to attract new investors, including institutional investors. Additionally, there can be no assurance that the market price of our Common Stock will satisfy the investing guidelines of those investors. As a result, the trading liquidity of our Common Stock may not necessarily improve following the Reverse Stock Split.
Although our Board believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Principal Effects of the Reverse Stock Split
If the Reverse Stock Split is approved and effected with respect to the issued and outstanding Common Stock, each holder of Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of Common Stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split would be effected simultaneously for all outstanding shares of Common Stock at the same Reverse Stock Split ratio. Except for adjustments that may result from the treatment of fractional shares (as described below), the Reverse Stock Split would affect all shareholders uniformly and would not change any shareholder's percentage ownership interest in the Company. The relative voting rights and other rights and preferences that accompany the shares of Common Stock will not be affected by the Reverse Stock Split. Shares of Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable. The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended. We have no current plans to take the Company private. Accordingly, the Reverse Stock Split is not related to a strategy to do so.
The Reverse Stock Split will have no effect on the number of authorized shares of Common Stock or preferred stock or the par value of the Common Stock or preferred stock.
The following table sets forth (i) the number of shares of our Common Stock that would be issued and outstanding, (ii) the number of shares of our Common Stock that would be reserved for issuance pursuant to outstanding options and stock appreciation rights (“ SARs ”), and (iii) the weighted-average exercise price of outstanding options and SARs, each giving effect to the Reverse Stock Split at the minimum ratio of 1-for-2 and the maximum ratio of 1-for-20 and based on 146,583,920 shares of Common Stock outstanding as of May 28, 2025. Such amounts listed below are approximate as no fractional shares will be issued. If the Reverse Stock Split ratio is between the two ratios set forth in the table below, the numbers in the table will be proportionally reduced or increased, as applicable.

	Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-2	Reverse Stock Split Ratio of 1-for-20
Number of Shares of Common Stock Issued and Outstanding	146,583,920	73,291,960	7,329,196
Number of Shares of Common Stock Reserved for Issuance Pursuant to Outstanding Options and SARs	19,570,683	9,785,341	978,534
Weighted-Average Exercise Price of Outstanding Options and SARs	$ 4.19	$ 8.38	$ 83.80

Effect on Equity Compensation Plans and Outstanding Options and Stock Appreciation Rights
Under the terms of our outstanding options and SARs, the Reverse Stock Split would adjust and proportionately reduce the number of shares of Common Stock issuable upon exercise of such options and SARs in the same ratio of the Reverse Stock Split and, correspondingly, would proportionately increase the exercise price of any such options and SARs. The number of shares of Common Stock issuable upon exercise or settlement of outstanding options and SARs and the exercise or purchase price related to any such options would be equitably adjusted in accordance with the terms of such incentive plans. In addition, the total number of shares of Common Stock that may be the subject of future grants under our equity incentive plans as well as any plan limits on the size of such grants will be adjusted and proportionately decreased as a result of the Reverse Stock Split.
Potential Anti-Takeover Effect
The Reverse Stock Split would result in an increase in the proportion of authorized but unissued shares of Common Stock relative to our outstanding shares, which could be construed as having an anti-takeover effect. Our Board has not proposed the Reverse Stock Split with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance as a result of the Reverse Stock Split could, under certain circumstances, discourage or make more difficult efforts to obtain control of our Company. This Proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions consistent with its fiduciary duties.

Accounting Matters
The Reverse Stock Split will not affect the par value per share of Common Stock, which will remain unchanged at $0.01 per share. As a result of the Reverse Stock Split, at the effective time, the stated capital on our balance sheet attributable to the Common Stock, which consists of the par value per share of the Common Stock multiplied by the aggregate number of shares of the Common Stock issued and outstanding, will be reduced in proportion to the ratio of the Reverse Stock Split. Correspondingly, the additional paid-in capital account, which consists of the difference between the stated capital and the aggregate amount paid upon issuance of all currently outstanding shares of Common Stock, will be credited with the amount by which the stated capital is reduced. The shareholders' equity, in the aggregate, will remain unchanged. In addition, the net loss of per share, for all periods, will be restated because there will be fewer outstanding shares of Common Stock. We do not anticipate any other material accounting consequences would arise as a result of a reverse stock split.
Procedure for Implementing the Reverse Stock Split
The Reverse Stock Split would become effective upon the filing of the Stock Split Amendment with the Department of Financial Institutions of the State of Wisconsin as of the time of filing or such other time set forth in the Stock Split Amendment (the “Effective Time”), as determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our shareholders. Additionally, the Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to the filing of the Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interest of the Company and its shareholders to effect the Reverse Stock Split. Beginning at the Effective Time, each certificate representing shares of Common Stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Stock Split.
After the Effective Time, our Common Stock will have a new CUSIP number, used to identify our equity securities. Stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.
Effect on Beneficial Holders (i.e., Shareholders Who Hold in “Street Name”)
Upon the Reverse Stock Split, we intend to treat Common Stock held by shareholders in “street name,” through a bank, broker or other nominee, in the same manner as shareholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.
Effect on Registered “Book-Entry” Holders of Common Stock
Holders of Common Stock may hold some or all of their Common Stock electronically in book-entry form with our transfer agent. These shareholders will not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts. If you hold registered Common Stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable. If a shareholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the shareholder's address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.
Effect on Holders of Stock Certificates
Holders of Common Stock may hold stock certificates representing some or all of their Common Stock. As of the effective date of the Reverse Stock Split, each certificate representing pre-split shares of Common Stock will, until surrendered and exchanged, be deemed to represent only the relevant number of post-split shares of Common Stock as a result and at the time of the Reverse Stock Split. As soon as practicable after the effective date of the Reverse Stock Split, our transfer agent, Computershare, will mail you a letter of transmittal. Upon receipt of your properly completed and executed letter of transmittal and your stock certificate(s), you will be issued the appropriate number of shares of Common Stock either as stock certificates (including legends, if appropriate) or electronically in book-entry form, as determined by the Company.

Fractional Shares
We will not issue fractional shares in connection with the Reverse Stock Split. Instead, any fractional share that would otherwise result from the Reverse Stock Split because the shareholder owns a number of shares not evenly divisible by the ratio would instead settle in cash. The cash amount to be paid to each shareholder would be equal to the resulting fractional interest in one share of our Common Stock to which the shareholder would otherwise be entitled, multiplied by the closing trading price of our Common Stock on the trading day immediately preceding the effective date of the Reverse Stock Split. We do not anticipate that the aggregate cash amount paid by the Company for fractional interests will be material to the Company.
No Dissenters' or Appraisal Rights
Under Wisconsin Law, our shareholders are not entitled to any dissenters' or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide shareholders with any such right.
Certain U.S. Federal Income Tax Considerations
The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split applicable to U.S. Holders (as defined below) that hold their shares of Common Stock as “capital assets” within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (“the Code”) for U.S. federal income tax purposes. This summary is based upon the provisions of the Code. Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below.
This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders that may be subject to special tax rules, including, without limitation: (i) persons subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) persons whose “functional currency” is not the U.S. dollar; (ix) persons holding our Common Stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquired our Common Stock in connection with employment or the performance of services; (xi) retirement plans; (xii) persons who are not U.S. Holders (defined below); or (xiii) certain former citizens or long-term residents of the United States.
In addition, this summary of certain U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as U.S. federal estate and gift tax consequences). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Accordingly, partnerships holding Common Stock and the partners in such partnerships should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.
We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. EACH SHAREHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATION AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH SHAREHOLDER UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

As noted above, this summary addresses only shareholders that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is any beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as any of the following:
•	an individual who is a citizen or resident of the United States;
•	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust that (i) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (ii) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Split is expected to be treated as a “recapitalization” for U.S. federal income tax purposes. As a recapitalization, except as described below with respect to cash received in lieu of fractional shares, a shareholder should not recognize gain or loss as a result of the Reverse Stock Split. A shareholder's aggregate tax basis in the shares of the Common Stock received pursuant to the Reverse Stock Split should equal the shareholder's aggregate tax basis in the shares of the Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our Common Stock), and such shareholder's holding period in the shares of the Common Stock received should include the holding period of the shares of the Common Stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered pursuant to the Reverse Stock Split to shares of Common Stock received pursuant to the Reverse Stock Split. Shareholders holding shares of Common Stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A shareholder who receives cash in lieu of a fractional share of Common Stock should be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A shareholder who receives cash in lieu of a fractional share in the Reverse Stock Split should recognize gain or loss equal to the difference between the amount of the cash received in lieu of the fractional share and the portion of the shareholder's adjusted tax basis allocable to the fractional share. In general, such gain or loss will constitute a long-term capital gain or loss if the shareholder’s holding period for all the Common Stock surrendered exceeds one year at a time of the Reverse Stock Split. Special rules may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as a distribution (rather than as a sale or exchange), with respect to certain shareholders who own more than a minimal amount of Common Stock and whose proportionate interest in the Company is not reduced (after taking into account certain constructive ownership rules), or who exercise more than a minimal degree of voting or other type of control over the affairs of the Company. Shareholders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.
A shareholder may be subject to information reporting with respect to any cash received in exchange for a fractional share in connection with the Reverse Stock Split. Shareholders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed IRS Form W-9) may also be subject to backup withholding at the applicable rate. Any amount withheld under such rules is not an additional tax and may be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is properly furnished in a timely manner to the IRS. Shareholders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Vote Required
The approval of Proposal No. 1 requires the affirmative vote of at least two-thirds of the total outstanding shares of Common Stock. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote AGAINST these proposals. We believe Proposal No. 1 will be considered a routine proposal, and therefore we do not expect any broker non-votes with respect to this Proposal.

If Proposal No. 1 is approved by the requisite number of our shareholders, we expect to file the Stock Split Amendment with the Department of Financial Institutions of the State of Wisconsin following the Special Meeting (with the exact timing to be determined at the discretion of the Board and set forth in a public announcement), which Stock Split Amendment will become effective at the time of filing and amend our then existing articles of incorporation.
If Proposal No. 1 is not approved by the requisite vote of our shareholders, then the Stock Split Amendment will not be filed with the Department of Financial Institutions of the State of Wisconsin and our Current Charter will not be amended thereby.
Shareholders are urged to vote FOR Proposal No. 1. If we do not receive approval of the Reverse Stock Split Proposal, we will not be able to effect the Reverse Stock Split.
Recommendation of the Board
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE REVERSE STOCK SPLIT PROPOSAL, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A SHAREHOLDER INDICATES OTHERWISE ON THE PROXY.

Proposal No. 2
APPROVAL OF ADJOURNMENT PROPOSAL
(Notice Item 2)
Summary of Proposal
The Company's shareholders are being asked to approve a Proposal providing for the adjournment of the Special Meeting if necessary or appropriate in the view of the Board, including to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal described in this proxy statement and to allow reasonable additional time for the filing and distribution of any supplemental or amended disclosure to be disseminated to and reviewed by the shareholders of the Company prior to the Special Meeting.
In this Proposal, the Company is asking the Company's shareholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting, and any subsequent adjournments, to another time and place. If the Company's shareholders approve the Adjournment Proposal, the Company could adjourn the Special Meeting, and any adjourned session of the Special Meeting, in any of the circumstances described above to a later date and use the additional time to, among other things, solicit additional proxies in favor of the Reverse Stock Split Proposal described in this proxy statement, including the solicitation of proxies from holders of Common Stock that have previously voted against such Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against the Reverse Stock Split Proposal, the Company could adjourn the Special Meeting without a vote on such Proposal and seek to convince the holders of those shares of Common Stock to change their votes to votes in favor of such Proposal.
The Board believes that if the number of shares of Common Stock present in person or by proxy at the Special Meeting and voting in favor of the Reverse Stock Split Proposal is not sufficient to approve such Proposal, it is in the best interests of the shareholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such Proposal. If the Special Meeting is adjourned for the purpose of soliciting additional proxies, shareholders who have already submitted their proxies will be able to revoke them at any time prior to their use.
Required Vote and Board Recommendation
The vote on the Adjournment Proposal is a vote separate and apart from the vote on the Reverse Stock Split Proposal. Accordingly, a shareholder may vote to approve the Reverse Stock Split Proposal and vote not to approve the Adjournment Proposal and vice versa. Approval of the adjournment of the Special Meeting, if necessary, including for the purpose of soliciting additional proxies if a quorum is not present or if there are not sufficient votes in favor of the Reverse Stock Split Proposal, requires that a majority of the votes cast are in favor of the proposal. Abstentions and broker non-votes, if any, will have no effect on the approval of the Adjournment Proposal, while shares of Common Stock not in attendance will have no effect on the outcome of any vote on the Adjournment Proposal.
THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding beneficial ownership of our Common Stock as of May 28, 2025 with respect to (1) each person known to the Company to own beneficially more than 5% of our Common Stock, (2) each of our named executive officers and each director, and (3) all directors and executive officers as a group.
We have determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of our Common Stock subject to options that are either currently exercisable or exercisable within 60 days of May 28, 2025, are treated as outstanding and beneficially owned by the holder for the purpose of computing the percentage ownership of the holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. This table lists applicable percentage ownership based on 146,583,920 shares of Common Stock outstanding as of May 28, 2025.

	Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Class
Certain Principal Shareholders:
BlackRock, Inc.(2)	8,235,270	5.6%

Directors and Executive Officers:
Mitchell S. Steiner, M.D., F.A.C.S.(3)	10,209,998	6.8%
Harry Fisch, M.D., F.A.C.S.(4)	9,214,097	6.2%
Michael L. Rankowitz(5)	651,668	*
Lucy Lu, M.D.(6)	243,134	*
Grace Hyun, M.D.(7)	216,458	*
Loren M. Katzovitz	224,000	*
K. Gary Barnette(8)	1,260,109	*
Michele Greco(9)	1,441,442	*
All directors and executive officers, as a group (8 persons)(10)	23,460,904	15.2%

*	Less than 1 percent.
(1)	Unless otherwise indicated, the address of each beneficial owner is 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127.
(2)
BlackRock, Inc. (“BlackRock”), 50 Hudson Yards, New York, NY 10001, filed a Schedule 13G on November 8, 2024, reporting that it beneficially owned 8,235,270 shares of Common Stock, including 8,180,777 shares of Common Stock as to which BlackRock has sole voting power and 8,235,270 shares of Common Stock as to which BlackRock has sole dispositive power.

(3)
Consists of (a) 6,942,709 shares of Common Stock owned directly by Dr. Steiner, (b) 144,000 shares of Common Stock held in trusts for the benefit of Dr. Steiner's adult children of which Dr. Steiner is the trustee, and (c) 3,123,289 shares of Common Stock subject to stock options.

(4)
Consists of (a) 233,592 shares of Common Stock held directly by Dr. Fisch, (b) 541,144 shares of Common Stock held jointly by Dr. Fisch and his spouse, (c) 7,239,096 shares of Common Stock held by K&H Fisch Family Partners, LLC, of which Dr. Fisch is the sole manager, and (d) 1,200,265 shares of Common Stock subject to stock options.

(5)	Consists of (a) 250,000 shares of Common Stock owned directly by Mr. Rankowitz and (b) 401,668 shares of Common Stock subject to stock options.
(6)	Consists of (a) 9,800 shares of Common Stock owned directly by Dr. Lu and (b) 233,334 shares of Common Stock subject to stock options.
(7)	Consists of (a) 14,790 shares of Common Stock owned directly by Dr. Hyun and (b) 201,668 shares of Common Stock subject to stock options.
(8)	Consists of (a) 5,000 shares of Common Stock owned directly by Dr. Barnette and (b) 1,255,109 shares of Common Stock subject to stock options.
(9)	Consists of (a) 96,178 shares of Common Stock owned directly by Ms. Greco and (b) 1,345,264 shares of Common Stock subject to stock options.
(10)
Includes (a) 144,000 shares of Common Stock held in trusts for the benefit of Dr. Steiner's adult children of which Dr. Steiner is the trustee, (b) 541,144 shares of Common Stock held jointly by Dr. Fisch and his spouse, (c) 7,239,096 shares of Common Stock held by K&H Fisch Family Partners, LLC, of which Dr. Fisch is the sole manager, and (d) 7,760,597 shares of Common Stock subject to stock options.

The above beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as required for purposes of this Proxy Statement. This information should not be construed as an admission of beneficial ownership for other purposes.

PROPOSALS AND DIRECTOR NOMINATIONS FOR 2026 ANNUAL MEETING
Any shareholder who desires to submit a proposal for inclusion in the proxy materials for the 2026 Annual Meeting of Shareholders in accordance with Rule 14a-8 must submit the proposal in writing c/o Secretary, Veru Inc., 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127. We must receive a proposal by September 30, 2025 (120 days prior to the anniversary of the mailing date of the proxy statement for the 2025 Annual Meeting of Shareholders) in order to consider it for inclusion in the proxy materials for the 2026 Annual Meeting of Shareholders.
Director nominations and shareholder proposals for other business that are not intended to be included in the proxy materials for the 2026 Annual Meeting of Shareholders, but that are to be presented by a shareholder from the floor are subject to advance notice provisions in our by-laws. According to our by-laws, in order to be properly brought before the meeting, director nomiations or any other shareholder proposal not intended for inclusion in our proxy materials must be received at our principal offices no later than December 13, 2025, which is 90 calendar days prior to the anniversary of the date of the 2025 Annual Meeting of Shareholders, and no earlier than November 13, 2025, which is 120 calendar days prior to the anniversary of the date of the 2025 Annual Meeting of Shareholders. Any nominations or other proposals received from shareholders must be in full compliance with applicable laws and with our by-laws. A copy of the full text of the Company’s current bylaws may be obtained upon written request to the Secretary at the address provided in the next sentence and online on the SEC’s website, www.sec.gov. All nominations and other shareholder proposals should be marked for the attention of Secretary, Veru Inc., 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127.
In addition to satisfying the requirements under our by-laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than January 22, 2026, which is 60 calendar days prior to the anniversary of the date of the 2025 Annual Meeting of Shareholders.

OTHER MATTERS
We do not know of any business that will be presented for consideration or action by the shareholders at the Special Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.
This document is a proxy statement of the Company for the Special Meeting. The Company has not authorized anyone to give any information or make any representation about the Proposals or the Company that is different from, or in addition to, the information or representations contained in this proxy statement. Therefore, if anyone does give you information or representations of this sort, you should not rely on it or them. The information contained in this proxy statement speaks only as of the date of this document unless the information specifically indicates that another date applies.

By Order of the Board of Directors,

Michael J. Purvis, Secretary

Miami, Florida
June 10, 2025

Appendix A
ARTICLES OF AMENDMENT TO THE
AMENDED AND RESTATED ARTICLES OF INCORPORATION OF
VERU INC.
1.   The corporate name is Veru Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Wisconsin Business Corporation Law.
2.   The amendment adopted relates to Article V of the Amended and Restated Articles of Incorporation of the Corporation. Article V is amended to add the following paragraph at the end of Article V as a new Section 4:
“4. Reverse Stock Split. Upon this Amendment to the Amended and Restated Articles becoming effective (the "Reverse Stock Split Effective Time"), each [__] shares of Common Stock issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall automatically be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. In lieu thereof, (a) with respect to holders of one or more certificates, if any, which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, upon surrender after the Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (the “Fractional Share Payment”) equal to the fraction of which such holder would otherwise be entitled multiplied by the closing price per share on the trading day immediately preceding the Effective Time as reported by the Nasdaq Capital Market (as adjusted to give effect to the Reverse Stock Split); provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (i) the total number of shares of Common Stock that were issued and outstanding immediately prior to the Effective Time formerly represented by certificates that the holder is at the time surrendering and (ii) the aggregate number of shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificates shall have been reclassified, combined and reconstituted; and (b) with respect to holders of shares of Common Stock in book-entry form in the records of the Corporation's transfer agent that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split (after aggregating all fractional shares), following the Effective Time, shall be entitled to receive the Fractional Share Payment automatically and without any action by the holder. Any stock certificates and book-entry position that, immediately prior to the Effective Time, represented shares of Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of Common Stock equal to the product obtained by multiplying the number of shares of Common Stock represented by such certificates or book-entry position immediately prior to the Effective Time by one divided by [___].”
3.   The foregoing amendment to the Amended and Restated Articles of Incorporation of the Corporation, was approved and adopted by the Board of Directors of the Corporation on May 6, 2025 and the shareholders of the Corporation on ____________, 2025 in accordance with Section 180.1003 of the Wisconsin Business Corporation Law.
4.   These Articles of Amendment shall be effective at [___] p.m., Central Time, on [___], 2025.
[Signature page follows]
A-1

Dated this    day of       , 2025.

VERU INC.

BY

This document was drafted by Christopher M. Hruska, Esq.

Please return this document to:
A-2

VERU INC.
ATTN: MICHAEL J. PURVIS
2916 N. MIAMI AVENUE, SUITE 1000
MIAMI, FL 33127

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on July 24, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on July 24, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR proposals 1 and 2:

NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000678950_1 R1.0.0.2

VERU INC.
Special Meeting of Shareholders
July 25, 2025 9:00 AM EDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Mitchell S. Steiner and Michele Greco, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of VERU INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 9:00 AM, EDT on July 25, 2025, at Veru Inc., 2916 N. Miami Avenue, Suite 1000, Miami, FL 33127, and any adjournment or postponement thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies. Please sign exactly as your name appears hereon, date and return this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. If other matters come before the meeting, this proxy will be voted in accordance with the best judgment of the proxies appointed.

0000678950_2 R1.0.0.2

Continued and to be signed on reverse side